Exhibit 99.01

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Records of Investor Relation Activities in May 2023

Categories of investor relations activities	☐ Specific object survey ☐ Media interview ☐ Press conference ☐ Site visit	✓ Analyst meeting ☐ Performance briefing ☐ Roadshow ✓ Others (open conference call)
Date	May 2023
Venue	Conference call
Participants of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO
Summary of investor relations activities
I. Company Introduction: Leaders of ACM Research (Shanghai), Inc. (the “Company”) gave a brief introduction to the Company’s performance and financial position for the first quarter of 2023, and answered questions of concern by the investors.

II. Q&A:
1. The Company’s thermal ALD furnace tool, PECVD and supercritical cleaning equipment newly launched have drawn close attention of the market. How about the latest progress in ALD and supercritical CO2 cleaning?
A: Our first thermal ALD furnace tool was delivered to the alpha customer last year, and the results have been promising so far. All technical specifications have met design requirements, and we believe it can closely match or even surpass some of the performance indicators of international leading manufacturers. Overall, the customers seem quite satisfied with the performance of the company's thermal ALD products.

The development of our supercritical CO2 cleaning equipment is well underway. We have developed key IP for this technology, which has an advantage of conserving CO2 raw materials, with an estimated savings of over 40%.
Our Track equipment has already been docked with lithography system at our evaluation customer site, for which we hope to complete basic processes, including reliability verification, around the end of the year. The PECVD equipment has undergone extensive testing in recent months with satisfactory results. We will continue to establish close dialogue with customers, and we expect to conduct verification with two to three customers this year.

2. Where will the demand mainly come from if the Company expands downstream resources? Is it from large factories or second or third-tier factories or some small factories? Which parts support the operation of the Company?
A: Our orders mainly come from existing customers’ demands for memory, foundry and logic. New customers also make certain contribution, and account for an increased proportion in this year’s sales. While cleaning equipment is constantly expanding its application, copper plating equipment also is increasing its market share. This year, our furnace tool may not contribute as much to sales as copper plating equipment, but we expect a larger increase in the number of furnace tool customers compared to last year.

3. What areas does the Company’s cleaning equipment currently cover?
A: Our cleaning equipment covers 90%-95% of the cleaning processes, such as single-wafer cleaning equipment, including frontside, backside, edge and high-temperature sulfuric acid cleaning. In addition, our 12-inch wafer cleaning has basically covered the front-end, the mid-end and the back-end processes, including low-pressure drying technology for wet bench equipment. The Company is also the third company to boast low-pressure drying technology besides two major foreign market players in this space. Moreover, we are developing the supercritical CO2 drying technology, which is a crucial drying technology for future cleaning processes. As such, our cleaning technology can match the types of technologies owned by the three leading foreign cleaning equipment enterprises, with a broad coverage.

4. In terms of downstream demand, which segment, storage or logic, is expected to bring a stronger demand? The Company has already received its first order from Europe. Are there any potential orders anticipated in the European market for this year? What are the expectations for future European market development?
A: Our efforts will remain as to the development of international markets. We entered the US market last year and the European market this year. The equipment under the European order is expected to be delivered in the late third quarter or early fourth quarter of this year. At present, we will continue to communicate with research institutes and large factories in Europe. We believe a successful delivery of the European order this year can enhance the confidence of other European customers, help us open up the European market smoothly, establish our service chain in Europe and better serve European customers. In the future, we aim to introduce our core differentiated technologies in cleaning equipment, copper plating equipment, and furnace tool, into both the European and US markets.

5. The Company’s gross margin in the first quarter of this year has significantly increased compared to that in last year, but the change in revenue structure is not apparent. Please elaborate whether the increase in gross margin is primarily driven by the grow in ECP, furnace and other front-end equipment, or is it mainly due to the higher gross margin contribution from cleaning equipment and a lower proportion of advanced packaging, resulting in a significant increase in the overall gross margin?
A: The main reason lies in the large proportion of equipment with high gross margin. Looking ahead, we have not changed our gross margin target in the range of 40%-45%. We believe that our gross margins could improve over the long term if we are successful entering domestic and foreign markets with our newer platforms such as ALD furnace, Track and PECVD which carry higher gross margins.

6. How about the sales of TEBO and Tahoe in the Company’s cleaning equipment last year and this year? Additionally, there seem to be some bottlenecks currently. Are there more application bottlenecks for TEBO compared to before?
A: The advantage in the cleaning technology of TEBO mainly lies in its non-destructive megasonic cleaning which can be applied not only in logical processes but also in storage processes. In addition, TEBO is also featured by its necessity to be connected to a drying technology. Currently, the two dominant drying technologies, i.e. high-temperature IPA and supercritical CO2, are both available to us. The combination of TEBO with either of these drying technologies will form a unique pair that is exclusive to the Company. We hope that in the future, we can provide a more advanced solution to Chinese customers, and the solution can enter the international market after being verified in China.
Tahoe is expected to witness a significant increase in its order volume this year, whose main strength is that compared to single wafer, it can significantly reduce the use of sulfuric acid, which is of great interest to market customers. This concept can also be extended to other applications, and amounts to be the one of the first significant invention of semiconductor capital equipment by a Chinese-based development team in the world. We aspire to expand Tahoe not only in the domestic market but also in the international market, so as to contribute to the global semiconductor production process.

7. Could you please provide insights into the Company’s upcoming product R&D direction with the successive launch of its new products PECVD and Track equipment?
A: Instead of setting any specific direction for the new equipment in the future, our focus will be on ensuring excellence in the current product lineup, which includes challenging products such as cleaning, copper plating, furnace, Track and PECVD. Our goal is to become a leading global  supplier in the top tier. Therefore, we will dedicate the next few years to the development and advancement of existing products.

8. What are the changes in the domestic market share of the Company’s copper plating equipment this year and last year? What is the expected share this year?
A: Currently, our copper plating equipment has entered most domestic manufacturers of semiconductors in China. Similarly, in the packaging industry, our copper plating products have entered most large packaging manufacturers in China. This year, while aiming at domestic markets, we are also actively expanding overseas markets, promoting equipment to markets such as Korea, the US and Europe.

9. Will the new coating and developing systems generate any revenue before 2024? How many sets of ArF and KrF tools can be confirmed based on a monthly capacity of 10,000 mature 12-inch wafers?
A: This year, the main focus for coating and developing systems is put on verification, whose sales and repeat orders are expected to follow next year. Different manufacturing processes will be subject to different amount of required ArF and KrF, with advanced manufacturing processes requiring more coating cycles. Additionally, regarding the proportion and equipment count, KrF has the largest quantity and is expected to have the highest count especially in storage and logic sectors in the future. As to the proportion of share in the global semiconductor equipment market, we estimate coater/developer tools to account for 3-4%.

Encl.: List of Participants

Arohi Asset Management Pte Ltd.
hanwha
Hel Ved Capital Management Limited
OASIS
Essence Securities Co., Ltd.
Essence Securities Asset Management Co., Ltd.
AZ Investment Management
Beijing Win Integrity Investment Management Co., Ltd.
Beijing Yobit GAMES Ltd
Beijing Congluan Investment Management Co., Ltd.
Golden Bloom Capital
Beijing Shengxi Investment Management Co., Ltd.
Beijing Tedsun Investments Co., Ltd.
Beijing Yiyuanda Investment Management Co., Ltd.
SHUN Fund Ltd.
Country Garden Venture Capital
Green Court Capital Management Limited
Bosera Fund Management Co., Ltd.
Caitong Securities Co., Ltd.
Anatole Investment Management Limited
TruValue Asset Management Co., Ltd.
Dacheng Fund Management Co., Ltd.
Springs Capital (Beijing) Limited
Topsperity Securities Co., Ltd.
First Capital Securities Co., Ltd.
Northeast Securities Co., Ltd.
Oriental Alpha Fund Management Co., Ltd.
Orient Securities Company Limited
Dongguan Rongguo Investment Management Co., Ltd.
DH Fund Management Co., Ltd.
Prudence Investment Management (Hong Kong) Limited
Founder Fubon Fund Management Co., Ltd.
Founder Securities Co., Ltd.
Fosun Wealth International Holdings Limited
Fidelity International Investments Limited
Fullerton Investment Management (Shanghai) Co., Ltd.
Fortune & Royal Fund Management Co., Ltd.
Gongqingcheng Fuying Asset Private Equity Fund
Everbright Yongming Asset Management Co., Ltd.

Everbright Securities Company Limited
Guangdong Hengsheng Fund Management Co., Ltd.
SINOSTONE (Guangdong) Co., Ltd.
GF Fund Management Co., Ltd.
GF Securities Co., Ltd.
Guangxi Yingzhou Management Consulting Service Co., Ltd.
Guangzhou Ruirong Private Equity Fund Management Co., Ltd.
Gfund Management Co., Ltd.
CPIC Fund Management Co., Ltd.
Guolian Securities Co., Ltd.
GOWIN Asset Management Co., Ltd.
Guosheng Securities Co., Ltd.
China Life AMP Asset Management Co., Ltd.
Guotai Junan Securities Co., Ltd.
Guotai Securities Investment Trust Co., Ltd.
China Reform Securities Co., Ltd.
Hainan Hongsheng Private Fund Management Co., Ltd.
Hainan Palm Bay Investment Co., Ltd.
HAITONG INTERNATIONAL ASSET MANAGEMENT (HK) LIMITED
Haitong Securities Co., Ltd.
HZBANK Wealth Management Co., Ltd.
Hangzhou Kaisheng Investment Management Co., Ltd.
Hangzhou Zhengxin Private Equity Fund Management Co., Ltd.
Haoze Zhiyuan Asset Management Ltd.
Harvest Forever Capital Management (Beijing) Co., Ltd.
EVERGRANDE LIFE ASSURANCE CO., LTD
Focusbridge Investments Limited Co., Ltd.
HONY HORIZON Fund Co., Ltd.
Sequoia Capital Investment Management Co., Ltd.
Hongde Fund Management Co., Ltd.
Hongyun Private Equity Fund Management (Hainan) Co., Ltd.
Citigroup Global Markets Asia Limited
Huachuang Securities Co., Ltd.
Huafu Fund Management Co., Ltd.
Huatai Baoxiao Fund Management Co., Ltd.
Huatai Securities (Shanghai) Asset Management Co., Ltd.
Huatai Securities Co., Ltd.
Huaxi Fund Management Co., Ltd.
Huaxi Securities Co., Ltd.
China Wealth Management Co., Ltd.

China Asset Management Co., Ltd.
China Future Capital Group Co., Ltd.
Horizon Asset Management Co., Ltd.
HSBC Jintrust Fund Management Company Limited
HSBC Qianhai Securities Limited
Springs Fund Management Co., Ltd.
Harvest Fund Management Limited
CCB Principal Asset Management Co., Ltd.
CCB Financial Asset Investment Co., Ltd.
Jiangsu Parallel ASSET Management Co., Ltd.
Jiangsu Winfast Investment Holding Group Co., Ltd.
Jiangsu Shagang Group Investment Holding Co., Ltd.
Kaiyuan Securities Co., Ltd.
KGI ASIA LIMITED
Capvision Partners (Shanghai) Ltd.
Longwin Asset Management Co., Ltd.
Marco Polo Pure Asset Management
Minsheng Royal Fund Management Co., Ltd.
Minsheng Securities Co., Ltd.
Morgan Stanley Huaxin Fund Management Company Limited
Ningbo Baichong Quan Investment Management Co., Ltd.
Ningbo Meishan Free Trade Port Haojun Investment Management Co., Ltd.
Ping An Bank Co., Ltd.
CloudAlpha Capital Management Limited
Credit Suisse (Hong Kong) Limited
MIZUHO SECURITIES ASIA LIMITED
Oakwise Capital Management Limited
UBS Securities Co., Ltd.
Rui Yuan Fund Management Co., Ltd.
Cephei Capital Management (Tianjin) Limited
Cybernaut Investment Group Co., Ltd.
Xiamen Zhonglue Investment Management Co., Ltd.
Shandong Jiaxin Private Fund Management Co., Ltd.
SHANXI SECURITIES CO., LTD.
Banyan Partners
Shanghai Bodu Investment Management Co., Ltd.
Shanghai Chongyun Private Equity Fund Management Co., Ltd.
CongRong Investment Management Co., Ltd., Shanghai
Shanghai Fangwu Private Equity Fund Management Co., Ltd.
Shanghai Fengcang Equity Investment Fund Management Co., Ltd.

Shanghai Goomoo Investment Management Co., Ltd.
Shanghai Cubetrade Investment Management Co., Ltd.
Shanghai Guotai Junan Securities Asset Management Co., Ltd.
Shanghai Guozan Private Equity Fund Management Partnership (L.P.)
Haitong Asset Management Co., Ltd.
Shanghai Granview Asset Management CO., Ltd.
Shanghai Jiashi Private Fund Management Co., Ltd.
Shanghai Jianlong Fund Management (L.P.)
Shanghai Jinen Investment Co., Ltd.
Shanghai Eureka Investment Partner Co., Ltd.
Shanghai Kandao Asset Management Co., Ltd.
Shanghai Smilestone Asset Management Co., Ltd.
Shanghai Level Investment Management Co., Ltd.
Shanghai Miyuan Investment Management Company
Shanghai Minghe Investment Management Co., Ltd.
Shanghai Muchasset Management Co., Ltd.
Shanghai S-land Asset Management Co., Ltd.
Shanghai Niuhu Asset Management Co., Ltd.
Panjing Investment Center (L.P.)
Pawoof Asset Management
Shanghai Postone Asset Management Partnership Enterprise (L.P.)
Shanghai Pudong Development Bank Co., Ltd.
Shanghai Cosea Investment Management Co., Ltd.
Shanghai Qinchen Private Fund Management Partnership (L.P.)
Shanghai Autumn Light Asset Management Co., Ltd.
Shanghai Life Insurance Company LTD.
Shanghai Ruiyi Investment Development Center (L.P.)
Shanghai Shangguo Investment Management Co., Ltd.
SWS RESEARCH CO., LTD
Shanghai Shiyi Investment Co., Ltd.
Shanghai Tinnyinvestment Co., Ltd.
Shanghai Wolonggang Assets Management Co.,Ltd.
Shanghai Yulei Enterprise Group Co., Ltd.
Shanghai Securities Co., Ltd.
Shagnhai Zhongyu Investment Co., Ltd.
Shanghai Chongyang Investment Management Co., Ltd.
Shanghai Zhuliu Asset Management Partnership Enterprise (L.P.)
Shanghai Zhuanze Investment Management Co., Ltd.
Shanghai Zige Investment Management Co., Ltd.
Shanghai Zongyi Holding Company Limited

China International Fund Management Co., Ltd.
Shenzhen Chengyi Investment Co., Ltd.
Shenzhen Gohedge Fund Management Co., Ltd.
Shenzhen Qianhai Julong Investment Co., Ltd.
Shenzhen Guohui Investment Co., Ltd.
SHENZHEN REDSHIELD ASSET MANAGEMENT CO., LTD.
Shenzhen Jinyou Chuangzhi Asset Management Co., Ltd.
Shenzhen Maixing Investment Management Center (L.P.)
Shenzhen Mingda Capital Management Co., Ltd.
Shenzhen Qianhai Tangrong Capital Investment Management Co., Ltd.
Shenzhen Qianhai Xingu Capital Management Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Xindeying Asset Management Co., Ltd.
Shenzhen Kwt Co., Ltd.
Shenzhen Yuanwangjiao Investment Management Enterprise (L.P.)
Shenzhen Xinran Investment Management Co., Ltd.
Shenzhen Zoomtrend Investment Management Co., Ltd.
BOCOM Schroder Wealth Management Co., Ltd.
Shoutai Jinxin (Shanghai) Investment Management Co., Ltd.
PAG
Taiping Pension Co., Ltd.
Tianhong Innovation Assets Management Co., Ltd.
TIANMENG GROUP
TIANMENG INVESTMENT
Unified Securities Investment Trust Co., Ltd.
Wuhan Meiyang Investment Management Co., Ltd
Western Securities Co., Ltd.
Tibet Dongcai Fund Management Co., Ltd.
Tibet Yuancheng Investment Management Co., Ltd.
Southwest Securities Co., Ltd.
Brookbull Investment Management (Beijing) Co., Ltd.
Beijing JU Capital Co., Ltd.
Xinlianhe Investment Holdings Co., Ltd.
Industrial Securities Co., Ltd.
Xuan Yuan Investment Limited
Minan Property and Casualty Insurance Company Limited
E Fund Management Co., Ltd.
Yimi Fund Management Co., Ltd.
SINOPAC SECURITIES (ASIA) LIMITED
Yuyang Fund

Yuhui Capital Management (Beijing) Co., Ltd.
Winfor Capital Management Limited
China Pinnacle Equity Management Limited
Yuanxin (Zhuhai) Private Equity Fund Management Co., Ltd.
Chang’an Fund Management Co., Ltd.
Great Wall Wealth Insurance Asset Management Co., Ltd.
Changjiang Securities Company Limited
Changsheng Fund Management Co., Ltd.
Zheshang Securities Co., Ltd.
Zhengzhou Zhizi Investment Management Co., Ltd.
China International Capital Corporation Limited
PICC Asset Management Company Limited
China Life Asset Management Co., Ltd.
China Galaxy Securities Co., Ltd.
Zhonghai Fund Management Co., Ltd.
BOB-Cardif Life Insurance Co., Ltd.
China United Insurance Group Company Limited
Zhong Ou Asset Management Co., Ltd.
Zhongsheng Chenjia (Shenzhen) Private Equity Fund Management Co., Ltd.
Zhongtai Securities Co., Ltd.
CITIC-Prudential Fund Management Company Ltd.
CITIC Prudential Asset Management Co., Ltd.
China Securities Co., Ltd.
CITIC Securities Co., Ltd.
BOC International (China) Co., Ltd.
BOC Samsung Life Insurance Co., Ltd.
China Post and Capital Fund Management Co., Ltd.
China Post Life Insurance Co., Ltd.
China Post Securities Co., Ltd.
CENTRAL CHINA SECURITIES CO., LTD.
China Re Asset Management Co., Ltd.

***
The following information is provided in connection with the furnishing of the above Record of May 2023 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Trademarks
TEBO is a trademark of ACM Research, Inc. For convenience, this trademark appears in the Record without ™ symbols, but that practice does not mean that ACM Research, Inc. will not assert, to the fullest extent under applicable law, its rights to the trademarks.

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.